SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement                [ ] Confidential, for Use of the
[X] Definitive Proxy Statement                 Commission Only (as permitted by
                                                               Rule 14a-6(e)(2))
[ ] Definitive Additional Materials            [ ] Soliciting Material under
                                                   Rule 14a-12

                        UNITED TENNESSEE BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
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     paid  previously.  Identify the previous filing by  registration  statement
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

                        United Tennessee Bankshares, Inc.
                                  P.O. Box 458
                             Newport, TN 37822-0458



                                 April 18, 2002




Dear Fellow Shareholder:

         We invite you to attend the 2002 annual meeting of shareholders of United Tennessee Bankshares, Inc., the holding company for Newport Federal Bank, to be held at the Bank's main office, 344 W. Broadway, Newport, Tennessee on Tuesday, May 21, 2002 at 5:00 p.m.

         The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on our operations during the fiscal year ended December 31, 2001. Our directors and officers will be present to respond to any questions the shareholders may have.

         ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                                     Sincerely,



                                                     /s/ Richard G. Harwood
                                                     ----------------------
                                                     Richard G. Harwood
                                                     President

                        UNITED TENNESSEE BANKSHARES, INC.

                                 344 W. Broadway
                          Newport, Tennessee 37821-0249
                                 (423) 623-6088

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 21, 2002

          NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of United Tennessee Bankshares, Inc. (the "Company") will be held at the main office of Newport Federal Bank, 344 W. Broadway, Newport, Tennessee on Tuesday, May 21, 2002 at 5:00 p.m.

          A proxy statement and form of proxy for the Annual Meeting accompany this notice.

          The Annual Meeting is for the purpose of considering and acting upon:

                    1. The election of two directors for three-year terms; and

                    2. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

          The Board of Directors is not aware of any other business to come before the Annual Meeting.

          Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Shareholders of record at the close of business on April 1, 2002 are the shareholders entitled to vote at the Annual Meeting and any adjournments thereof.

          You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS




                                            /s/ PEGGY B. HOLSTON
                                            --------------------
                                            PEGGY B. HOLSTON
                                            Secretary

Newport, Tennessee
April 18, 2002

          IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY  THE
EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                        UNITED TENNESSEE BANKSHARES, INC.
                                 344 W. BROADWAY
                          NEWPORT, TENNESSEE 37821-0249

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 21, 2002


                                     GENERAL

          This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Tennessee Bankshares, Inc. (the "Company") to be used at its annual meeting of shareholders (the "Annual Meeting") which will be held at the main office of Newport Federal Bank (the "Bank"), 344 W. Broadway, Newport, Tennessee, on Tuesday, May 21, 2002 at 5:00 p.m. This proxy statement and the accompanying notice and proxy card are being first provided to shareholders on or about April 18, 2002.

                       VOTING AND REVOCABILITY OF PROXIES

          Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Peggy B. Holston, Corporate Secretary, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person.

          Proxies solicited by the Company's Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for each of the nominees for director set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions, and shares held in street name which have been designated by brokers on proxies as not voted, will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

          Shareholders of record as of the close of business on April 1, 2002 (the "Record Date") are entitled to one vote for each share then held. At the Record Date, the Company had 1,325,773 shares of common stock, no par value (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of the Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

          Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based on these reports, the following tables sets forth, as of the Record Date, certain information as to shares of the Common Stock known by management to be beneficially owned by persons owning in excess of 5% of the Common Stock and by all of the Company's directors and executive officers as a group.


                                                                    Amount and          Percent of
                                                                     Nature of          Shares of
Name and Address                                                    Beneficial         Common Stock
of Beneficial Owner                                                  Ownership        Outstanding (1)
-------------------                                                  ---------        -------------
Richard G. and Margaret R. Harwood
344 W. Broadway
Newport, Tennessee  37821-0249                                        110,752    (2)      8.35%

United Tennessee Bankshares, Inc.
    Employee Stock Ownership Plan ("ESOP")
344 W. Broadway
Newport, Tennessee  37821-0249                                         155,518   (3)      11.73%

Trust Agreement I under
     United Tennessee Bankshares, Inc.
     1999 Stock Option Plan
     ("Stock Option Plan Trust I")
344 W. Broadway
Newport, Tennessee  37821-0249                                          188,422  (4)      14.21%

All directors and executive officers as a group (10 persons)            400,176  (5)      30.18%

------------------
(1)       Based on 1,325,773 shares issued and outstanding at April 1, 2002.
(2) Includes 16,062 shares of which Mr. Harwood is the sole owner and 300 shares of which Mrs. Harwood is the sole owner. Also includes 10,250 shares in Mr. Harwood's IRA, 11,718 shares held in his account in the Company's 401(k) Plan, 18,500 shares allocated to his account in the ESOP and 53,922 shares which he has the right to acquire pursuant to options issued under the 1999 Stock Option Plan.
(3)       Includes  78,915  allocated  shares  and  76,603  unallocated  shares.
          Unallocated shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Henry, Overholt and Self, vote all allocated shares in accordance with instructions of the participants. Subject to their common law and statutory fiduciary duties, the ESOP trustees vote unallocated shares and shares for which no instructions have been received in the same ratio as participants directing the voting of allocated shares or, in the absence of such direction, as directed by the Board of Directors.
(4) Consists of shares held in trust to satisfy potential obligations of the Company under the United Tennessee Bankshares, Inc. 1999 Stock Option Plan. Voting rights with respect to Common Stock help by Stock Option Plan Trust I are exercised by the trustees, Directors Bible and Hooper in accordance with the terms of the ESOP.
(5) Reflects shares over which one or more directors and executive officers have sole or shared voting and/or dispositive power. Excludes 76,603 unallocated shares in the ESOP which are voted as described in note 3. Also excludes 188,422 shares held by Stock Option Plan Trusts I and II, 5,509 unvested shares held by the Company's Management Recognition Plan ("MRP") Trust and 17,143 shares held in a grantor trust for the Bank's directors' retirement plan. The trustees of these trusts vote all such shares in the same proportions on all matters as the ESOP trustees vote the ESOP shares. Includes 83,215 shares which directors and executive officers have the right to acquire pursuant to options exercisable within 60 days of the Record Date.

                       PROPOSAL I -- ELECTION OF DIRECTORS

General

          The Company's Board of Directors currently consists of seven members. The Company's Charter requires that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. The Board has nominated directors Richard G. Harwood and Robert D. Self for reelection to serve as directors for three-year terms. Under Tennessee law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

          The following table sets forth the names of the nominees for election as directors and the directors whose terms expire in future years. Also set forth is certain other information with respect to each person's age, the year he first became a director of the Bank, the Company's principal subsidiary, on whose board each director of the Company also serves, the expiration of his term as a director and the number and percentage of shares of the Common Stock beneficially owned. With the exception of Messrs. Bible and Hooper who first became directors in 1998, each director first became a director of the Company upon its incorporation in 1997.


                                                 Year First                       Shares of Common
                                                 Elected as        Current       Stock Beneficially
                                                Director of         Term        Owned at the Record       Percent
             Name                    Age          the Bank        to Expire            Date (2)          of Class (1)
             ----                    ---          --------        ---------            ------            ----------
                                     BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004
Richard G. Harwood                    55            1989             2005             110,752             8.35%
Robert D. Self                        71            1978             2005              28,325             2.14

                                           DIRECTORS CONTINUING IN OFFICE

William B. Henry                      71            1978             2003             43,176              3.26
J. William Myers                      60            1975             2003             41,346              3.12
Tommy C. Bible                        48            1998             2003             26,707              2.01
Robert L. Overholt                    58            1983             2004             41,042              3.10
Ben W. Hooper, III                    37            1998             2004              5,107              0.38

-----------------
(1)       Based on 1,325,773 shares issued and outstanding at April 1, 2002.
(2) Reflects shares over which the named individuals have sole or shared voting and/or dispositive power; excludes unallocated shares held by the ESOP and certain shares held by the Company's defined contribution thrift plan and its directors' retirement plan (see "Voting Securities and Beneficial Ownership") above. Includes 40,442 shares which Mr. Harwood has the right to acquire pursuant to options exercisable within 60 days of the Record Date, 12,133 shares which each of Messrs. Myers, Henry, Overholt and Self have the right to acquire pursuant to such options and 2,780 shares of which each of Messrs. Bible and Hooper have the right to acquire pursuant to such options.

          Set forth below is information concerning the Board's nominees for election as director and continuing directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

          Richard G. Harwood serves as President and Chief Executive Officer of the Company and the Bank. Mr. Harwood joined the Bank as Senior Vice President in 1984. He has acted as the Chairman of the Newport/Cocke County Economic
Development Commission. Mr. Harwood also is Chairman of the Allocations Committee for the United Way of Cocke County and a member of the Newport Lions Club.

          Robert D. Self retired in 1999 after having been the owner of Bob Self Auto Parts, an auto parts supplier located in Newport, Tennessee, since 1969. Mr. Self is active with the Newport Lions Club and serves on the board of directors of the Stokley Memorial Library.

          William B. Henry retired in 2001 after having been a practicing optometrist in Newport, Tennessee since 1961. He is presently serving as the secretary of the Newport Utilities Board.

          J. William Myers is a partner in the law firm of Myers & Bell in Newport, Tennessee. He has practiced law in Newport, Tennessee since 1966. Mr. Myers serves as the Chairman of the Board for the Company and the Bank. He is active with the Habitat for Humanity.

          Tommy C. Bible is the General Manager of the Jefferson-Cocke County Gas Utility District that serves natural and propane gas to the Jefferson County and Cocke County areas. Prior to joining Jefferson-Cocke, he worked 15 years for Newport Utilities Board as the Administrative Manager. Mr. Bible is a member of the Cocke County Election Commission and is a director for the Newport/Cocke County Economic Development Commission.

          Robert L. Overholt retired in 1999 after having been the owner/manager of Home Supply of Newport, Tennessee, Inc., a building supply establishment, since 1966. Mr. Overholt is active with the Shriners and Habitat for Humanity.

          Ben W. Hooper, III is an attorney in general practice with Campbell & Hooper in Newport, Tennessee. Mr. Hooper also serves as legal counsel to the Cocke County Amvets and the Cocke County Education Foundation. He is currently the President of the Cocke County Bar Association.

Meetings and Committees of the Board of Directors

          The Company's Board of Directors holds regular meetings and special meetings as needed. During the year ended December 31, 2001, the Board met 12 times. No nominee for election as a director or continuing director attended fewer than 75% in the aggregrate of the total number of Board meetings held while he was a member during the year ended December 31, 2001 and the total number of meetings held by committees on which he served during such fiscal year.

          The Board of Directors has appointed Ms. Nancy L. Bryant and Directors Hooper and Self as the Audit Committee. The Audit Committee met four times in this capacity in connection with the independent audit for fiscal 2001. All of the members of the Audit Committee are "independent," as "independent" is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards except for Ms. Bryant who serves as Vice President of the Bank. The Company's Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee's charter was attached as Appendix A to the Company's Proxy Statement relating to the 2001 Annual Meeting of Shareholders.

          The Board of Directors has an Executive Committee, which consists of Chairman Myers and Directors Bible, Harwood and Henry and acts as a compensation committee. This committee reviews the performance of the Company's officers and met 13 times for fiscal 2001.

          The Board of Directors does not have a standing nominating committee. Under the Company's Bylaws, the full Board of Directors acts as a nominating committee and met once in this capacity to select the nominees for election at the Annual Meeting.

Director Compensation

          Fees. Directors currently receive fees of $6,000 per year, plus $400 per regular board meeting attended and $100 per executive committee meeting attended. Directors serving on the Audit Committee and the ALCO Committee receive an additional $100 for each meeting of those committees. In addition, the Chairman receives a salary of $10,800 per year. For fiscal 2001, directors' fees totaled $90,100. Directors do not receive additional compensation for service as directors of the Company.

          Long-Term Incentive Plan. The Bank has adopted a long-term incentive plan for directors in order to provide competitive compensation to directors, attract, retain and motivate directors and to encourage the long-term financial success of the Bank. The long-term incentive plan was designed to provide a means by which directors may accrue additional retirement benefits based on the Bank's performance. Pursuant to the plan, a bookkeeping account has been established in the name of each director. In recognition of past service, the account of each director serving on the effective date of the plan was credited with an amount equal to the product of (i) $1,291 and (ii) the director's full years of services as a director, up to 20 years. On each December 31, the account of each participant who is then a director and has 20 or fewer years of service is credited with an amount equal to the product of $1,291 and the safe performance factor, which is determined based on the Bank's actual performance as compared to budgeted goals for return on average equity, non-performing assets and composite regulatory rating. The safe performance factor may not exceed 1.2. All amounts credited to participants' accounts are fully vested at all times. Until distributed in accordance with the terms of the plan, each participant's account will be credited with a rate of return equal to either the Bank's highest rate of interest paid on certificates of deposit having a term of one year or the dividend-adjusted rate of return on the Common Stock as elected by the participant. Beginning with the fiscal year following a participant's termination of service, the participant's account will be credited with an investment return measured by the participant's election between up to two different mutual funds (or other investments) selected by the Board of Directors.

          Each participant may elect to receive plan benefits in a lump sum or over a period shorter than ten years, and in the absence of an election will receive payments in five substantially equal installments. In the event of a participant's death, the balance of his plan account will be paid in a lump sum (unless the participant elects a distribution period up to ten years) to his designated beneficiary or, if none, his estate.

          Any benefits accrued under the plan will be paid from the Bank's general assets. To provide a funding mechanism, the Bank has established a grantor trust in order to hold assets with which to pay benefits. Trust assets would be subject to claims of the Bank's general creditors. In the event of a change in control, the Bank will contribute to the grantor trust an amount sufficient to fund the aggregate account balances in the plan.

          At December 31, 2001, the accounts of Messrs. Bible, Harwood, Henry, Hooper, Myers, Overholt and Self were credited with $1,662, $2,154, $1,231, $1,662, $1,231, $2,523 and $1,231, respectively, including earnings on their accounts.

          Deferred Compensation Plan. Under the Bank's deferred compensation plan, each non-employee director may elect to defer receipt of all or part of his fees for the year, and any other participant may elect to defer receipt of up to 25% of his or her compensation for the year. Deferred amounts are credited at the end of the calendar year to a bookkeeping account in the participant's name along with the investment return which would have resulted if such deferred amounts had been invested, based upon the participant's choice, between the dividend-adjusted rate of return on the Common Stock and Bank's highest annual rate of interest on certificates of deposit having a one-year term. Each participant may make an election to receive distributions either in a lump sum or in annual installments over a period up to ten years.

          The Bank expects (but is under no legal obligation) to make quarterly contributions to a grantor trust in an amount equal to the accrued expense associated with the deferred compensation plan. In the event of a change in control (as defined in the employment agreement described below), the Bank will contribute to the trust an amount sufficient to provide the trust with assets having an overall value equal to the aggregate account balances under the plan. The trust's assets would remain subject to the claims of the Bank's general creditors and be available for eventual payments to participants.

Executive Compensation

          Summary. The following table sets forth compensation for the fiscal years ended December 31, 2001, 2000 and 1999 awarded to or earned by the Company's Chief Executive Officer for services rendered in all capacities. No executive officer received salary and bonus in excess of $100,000 during the fiscal years 2001, 2000 or 1999.

                                                                            Long-Term Compensation
                                                                        -----------------------------
                                                                                   Awards
                                                                        -----------------------------
                                          Annual Compensation            Restricted     Securities
                                 --------------------------------------
       Name and                                         Other Annual       Stock        Underlying       All other
  Principal Position     Year      Salary     Bonus    Compensation (1)    Awards        Options       Compensation
  ------------------     ----      ------     -----    --------------      ------        -------       ------------
Richard G. Harwood      2001      $85,713     $9,371   $           --      $   --             --       $     18,862 (2)
President and Chief     2000       86,363      9,610   $           --          --                      $      9,829 (3)
Executive Officer       1999       82,796      9,861   $           --     178,201(4)      53,922(5)          54,679
----------------

(1) Excludes indirect compensation in the form of certain perquisites and other personal benefits which did not exceed 10% of salary and bonus.
(2) Consists of director fees ($11,700), allocation to ESOP account ($4,268), Company contribution to long-term incentive plan ($1,549) and gain on accounts in long-term incentive and deferred compensation plans ($1,345) for fiscal 2001; excludes appraisal fees for services to borrowers.
(3) Consists of director fees ($11,800), allocation to ESOP account ($4,268), Company contribution to long-term incentive plan ($1,549) and loss on accounts in long-term incentive and deferred compensation plans ($7,738) for fiscal 2001; excludes appraisal fees for services to borrowers.
(4) Based on the closing price of the Common Stock on the date of grant ($12.25 per share) multiplied by the number of shares awarded. Mr. Harwood was awarded 14,547 shares of restricted stock on January 12, 1999 under the United Tennessee Bankshares, Inc. Management Recognition Plan ("MRP") subject to shareholder approval. Mr. Harwood's restricted stock award was 25% vested as of the date of grant and vests at the rate of 25% per year thereafter. Dividends received in respect of MRP shares are held for the benefit of participants and distributed upon vesting of the underlying shares. Based on the last sale price of the Common Stock at December 31, 2001 ($8.41 per share), the 3,637 shares held by the MRP trust for Mr. Harwood on that date had a value of $30,587 not including the value of the $4.00 special dividend paid with respect to such shares.
(5) Pursuant to the United Tennessee Bankshares, Inc. 1999 Stock Option Plan (the "Option Plan"), Mr. Harwood was granted options to acquire 36,369 shares of the Common Stock at $12.75 per share effective January 15, 1999. In accordance with the terms of the Option Plan, the exercise price of such options was adjusted to maintain the same relation with the fair market of the Common Stock before and after the Company's return of capital distribution and the aggregate number of shares subject to the Option was adjusted to maintain the aggregate in-the-money value of the options. As a result of this adjustment, the exercise price of Mr. Harwood's options was adjusted to $8.60 per share and the number of shares subject to the option was adjusted to 53,922 shares.

          Option Year-End Value Table. The following table sets forth information concerning the value of options held by the Chief Executive Officer at the end of fiscal year 2001. The number of shares underlying such options and the exercise price therefor have been adjusted for the special distribution paid November 30, 1999. No options were exercised during fiscal year 2001.

                                               Number of Securities                      Value of Unexercised
                                              Underlying Unexercised                     In-the-Money Options
                                               Options at Year-End                          At Year End (1)
                                               -------------------                          -------------
Name                               Exercisable        Unexercisable              Exercisable       Unexercisable
----                               -----------        -------------              -----------       -------------
Richard G. Harwood                      53,922                   --                     --                 --
---------------------

(1) Based on the difference between the closing sale price for the Common Stock on December 31, 2001 as reported on the Nasdaq SmallCap Market
          (SM) ($8.41 per share) and the exercise price per share ($8.60 per share) multiplied by the number of shares subject to the option. Options are considered in-the-money if the fair market value of the underlying securities exceeds the exercise price.

Employment Agreement

          The Bank has entered into an employment agreement pursuant to which Richard G. Harwood serves as the Bank's President and Chief Executive Officer. In such capacities, Mr. Harwood is responsible for overseeing all of its operations and for implementing the policies adopted by the Board of Directors. The Company has entered into a guarantee agreement with Mr. Harwood pursuant to which it has agreed to be jointly and severally liable for the payment of amounts due under the employment agreement.

          The employment agreement became effective on January 1, 1998 and provided for an initial term of three years with an annual base salary equal to Mr. Harwood's existing base salary rate in effect on the effective date. On each anniversary date of the commencement of the employment agreement, the term of Mr. Harwood's employment may be extended for an additional one-year period beyond the then-effective expiration date, upon a determination by the Board of Directors that the performance of Mr. Harwood has met the required performance standards and that such employment agreement should be extended. Mr. Harwood's employment agreement has accordingly been extended through August 19, 2004. The employment agreement provides Mr. Harwood with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. The employment agreement shall terminate upon Mr. Harwood's death, may terminate upon Mr. Harwood's disability and is terminable by the Company for "just cause" (as defined in the employment agreement). In the event of termination for just cause, no severance payment is available. If the Company terminates Mr. Harwood without just cause, Mr. Harwood will be entitled to a continuation of his compensation from the date of termination through the remaining term of the employment agreement. In addition, Mr. Harwood is entitled, at his election, to either continued participation in compensation plans which he would have been eligible to participate in through his employment agreement's expiration date or the cash equivalent thereof. If Mr. Harwood's employment is terminated for any reason other than just cause, he shall be entitled to purchase from the Company, at his own expense which shall not exceed applicable statutory rates, family medical insurance under any group health plan that the Company maintains for its employees. This right shall be in addition to, and not in lieu of, any other rights that Mr. Harwood has under the employment agreement and shall continue until he first becomes eligible for participation in Medicare. If the employment agreement is terminated due to Mr. Harwood's "disability" (as defined in the employment agreement), Mr. Harwood will be entitled to a continuation of his compensation through the date of such termination, including any period prior to the establishment of Mr. Harwood's disability. In the event of Mr. Harwood's death during the term of the employment agreement, Mr. Harwood's estate will be entitled to receive his salary through the last day of the calendar month in which Mr. Harwood's death occurred. Mr. Harwood is able to voluntarily terminate the employment agreement by providing 90 days' written notice to the Company, in which case Mr. Harwood would be entitled to receive only his compensation, vested rights and benefits up to the date of termination.

          In the event of (i) Mr. Harwood's involuntary termination of employment other than for "just cause" during the 12-month period following a change in control or (ii) Mr. Harwood's voluntary termination within 90 days of the occurrence of certain specified events occurring during that period, Mr. Harwood will be paid within 10 days of such termination (or the date of the change in control, whichever is later) an amount equal to the difference between (a) 2.99 times his base amount, as defined in Section 280G(b)(3) of the Internal Revenue Code (the "Code"), and (b) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Code, that he receives on account of the change in control. "Change in control" means any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of our voting stock, (ii) the acquisition of the ability to control the election of a majority of the Company's directors, (iii) the acquisition of a controlling influence over the Company's management or policies by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Exchange Act), or (iv) during any period of two consecutive years, individuals ("continuing directors") who at the beginning of such period constituted the Company's Board of Directors (the "existing board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the existing board was approved by a vote of at least two-thirds of the continuing directors then in office shall be considered a continuing director. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The payments that would be made to Mr. Harwood assuming his termination of employment under the foregoing circumstances at December 31, 2001, would have been approximately $171,426. These provisions may have an anti-takeover effect by making it more expensive for a potential acquirer to obtain control of the Company. If Mr. Harwood were to prevail over the Company, or obtain a written settlement, in a legal dispute as to the employment agreement, he would be entitled to be reimbursed for his legal and other expenses.

Certain Transactions

          The Company offers loans to directors, officers and employees through the Bank. These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features, except each director, officer and employee may obtain one mortgage loan and one consumer loan with waived origination fees and a 1% discount on the interest rate (on adjustable-rate loans, the discounted rate applies only until the rate adjusts). At December 31, 2001, the Company's loans to directors and executive officers totaled approximately $1,754,371 or 12% of its shareholders' equity and 1.70% of its total assets at that date. Except as disclosed below, no director or executive officer had more than $60,000 of preferential loans from the Company at any time during fiscal year 2001.

                                                                                         Highest         Balance at
     Name & Relation                                                                  Balance Since      December 31,
       to Company            Type of Loan     Date Originated      Interest Rate     January 1, 2001          2001
       ----------            ------------     ---------------      -------------     ---------------          ----
Lonnie R. Jones Vice       Residential            10/14/00            6.00 %             $324,000           $321,000
President of Operations    Mortgage

Ben W. Hooper, III         Residential             4/1/98              5.50%             $238,000           $224,000
Director                   Mortgage
Nancy L. Bryant            Residential            5/31/01              6.00%             $275,000           $274,376
Vice President             Mortgage
J. William Myers           Real Estate            12/05/00             6.00%             $900,000           $900,000
Director                                          12/31/01             7.00%             $ 35,000           $ 35,000

          J. William Myers is a principal in the law firm of Myers & Bell, Newport, Tennessee, which performs routine legal services on behalf of the Company and its borrowers, principally in connection with the closing of mortgage loans. In fiscal 2001, the law firm's fees for such services totaled $96,560.

          Richard G. Harwood, the Company's President and Chief Executive Officer, and Nancy L. Bryant and Peggy B. Holston, the Company's Vice President and Treasurer and its Assistant Secretary and Branch Manager, respectively, are licensed real estate appraisers. They perform routine appraisal services on behalf of the Bank's borrowers principally in connection with the closing of mortgage loans. In fiscal 2001, Mr. Harwood's and Mses. Bryant's and Holston's fees for such services totaled $22,585, $18,771 and $15,328, respectively.

                              INDEPENDENT AUDITORS

          Pugh & Company, P.C. was the Company's independent auditor for the 2001 fiscal year and has been retained by the Board of Directors to be its auditor for the 2002 fiscal year. A representative of Pugh & Company, P.C. is expected to be present at the Annual Meeting to respond to shareholders' questions and will have the opportunity to make a statement if he or she so desires.

          Audit Fees. During the fiscal year ended December 31, 2001, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended December 31, 2001 were $43,042.

          Financial Information Systems Design and Implementation Fees. The Company did not engage Pugh & Company, P.C. to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

          All Other Fees. For the fiscal year ended December 31, 2001, the aggregate fees paid by the Company to Pugh & Company, P.C., certified public accountants for all other services (other than audit services and financial information systems design and implementation services) were $27,248, which were related to preparation of tax returns, review of OTS Thrift Financial Reports, review of press release and consulting on various financial, tax and regulatory compliance issues.

                          REPORT OF THE AUDIT COMMITTEE

          The Audit Committee of the Board of Directors (the "Audit Committee") has:

          1. Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001 with the management of the Company.

          2. Discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as the same was in effect on the date of the Company's financial statements; and

          3. Received the written disclosures and the letter from the Company's independent auditors required by Independence
                    Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements and discussed with the independent auditors their independence.

          Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2001 be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

                                                  MEMBERS OF THE AUDIT COMMITTEE

                                                  Nancy L. Bryant
                                                  Ben W. Hooper, III
                                                  Robert D. Self


                                  OTHER MATTERS

          The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMMITTEE

          Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.

                                  MISCELLANEOUS

          The cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of shares of the Common Stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally or telephone without additional compensation.

                              FINANCIAL INFORMATION

          The annual report to shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on the Record Date. Any shareholder who has not received a copy of such annual report may obtain a copy by writing to the Company's Corporate Secretary. Such annual report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 as filed with the Securities and Exchange Commission will be furnished without charge to each shareholder as of the Record Date upon written request to the Company's
Corporate Secretary, United Tennessee Bankshares, Inc., 344 W. Broadway, Newport, Tennessee 37821-0249.

                              SHAREHOLDER PROPOSALS

          In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's main office at 344 W. Broadway, Newport, Tennessee 37821-0249, no later than December 19, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act. Shareholder proposals not submitted for inclusion in the board of director's proxy statement which are received after March 3, 2003 will be considered untimely. Accordingly, the proxies may exercise their discretion and vote on these matters in a manner they determine to be appropriate.

          Shareholder proposals to be considered at the Annual Meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Company's Secretary, not less than 30 days nor more than 60 days prior to the date of the Annual Meeting. If less than 40 days' notice is given to shareholders, such notice shall be delivered or mailed to the Secretary not later than the close of business on the 10th day following the day on which notice of the meeting was mailed to shareholders.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Peggy B. Holston
                                              --------------------
                                              Peggy B. Holston
                                              Secretary

Newport, Tennessee
April 18, 2002

/X/ PLEASE MARK VOTES                       REVOCABLE PROXY
    AS IN THIS EXAMPLE            UNITED TENNESSEE BANKSHARES, INC.

                                                                                      WITH-      FOR ALL
ANNUAL MEETING OF SHAREHOLDERS       1. The election as directors of all      FOR     HOLD        EXCEPT
     May 21, 2002                       nominees listed (except as marked     [ ]     [ ]          [ ]
                                        to the contrary below):


The undersigned hereby appoints         Richard G. Harwood             Robert D. Self
Peggy B. Holston and William B.
Henry, with full powers of
substitution, to act as proxies
for the undersigned, to vote all        INSTRUCTION: TO WITHOLD AUTHORITY TO VOTE FOR ANY LISTED NOMINEE,
shares of common stock of United        MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE
Tennessee Bankshares, Inc. (the         PROVIDED BELOW.
"Company") which the undersigned
is entitled to vote at the annual       ________________________________________________________________
meeting of shareholders (the "Annual
Meeting"), to be held at 344 W.
Broadway, Newport, Tennessee, on
Tuesday, May 21, 2002 at 5:00 p.m.,
and at any and all adjournments
thereof, as follows:


                                        THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                        "FOR" THE LISTED NOMINEES.

                                        THIS  PROXY  WILL BE VOTED AS  DIRECTED,
                                        BUT IF NO  INSTRUCTIONS  ARE  SPECIFIED,
                                        THIS  PROXY WILL BE VOTED FOR THE LISTED
                                        NOMINEES  AND  FOR  PROPOSAL  2.  IF ANY
                                        OTHER   BUSINESS  IS  PRESENTED  AT  THE
                                        ANNUAL MEETING, THIS PROXY WILL BE VOTED
                                        BY  THOSE   NAMED   IN  THIS   PROXY  IN
                                        ACCORDANCE WITH THE DETERMINATION OF THE
                                        BOARD OF DIRECTORS. AT THE PRESENT TIME,
                                        THE BOARD OF DIRECTORS KNOWS OF NO OTHER
                                        BUSINESS TO BE  PRESENTED  AT THE ANNUAL
                                        MEETING.      THIS     PROXY     CONFERS
                                        DISCRETIONARY  AUTHORITY  ON THE HOLDERS
                                        THEREOF  TO  VOTE  WITH  RESPECT  TO THE
                                        ELECTION OF ANY PERSON AS DIRECTOR WHERE
                                        THE  NOMINEE  IS  UNABLE TO SERVE OR FOR
                                        GOOD  CAUSE  WILL NOT SERVE AND  MATTERS
                                        INCIDENT  TO THE  CONDUCT  OF THE ANNUAL
                                        MEETING.



                                        THIS PROXY IS  SOLICITED BY THE BOARD OF
                                        DIRECTORS.


                                        ______________________
   Please be sure to sign and date     /  Date               /
   this proxy in the box below         /                     /
/                                                            /
/______________________________________/_____________________/
/Shareholders sign above.      Co-holder (if any) sign above./


--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.
                        UNITED TENNESSEE BANKSHARES, INC.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement therefor and an annual report to shareholders. Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY

                      SIGN, DATE AND MAIL YOUR PROXY TODAY